Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF

JAMAICA FOR THE YEAR ENDING MARCH 31, 2022

Exhibit C

JAMAICA

REVISED

REVENUE ESTIMATES

2022/2023

For the Financial Year Ending

31st March 2023

Ministry of Finance and the Public Service	As Presented to the House of
Representatives on the
10th day of February, 2022

INDEX TO ESTIMATES OF REVENUE

2022-2023

			Page No.
A	STATEMENT OF REVENUE ESTIMATES

	Statement I	Summary of Revenue and Loan Receipts	1
	Statement II	Details of Revenue and Loan Receipts	2

B	STATEMENT OF FINANCING OF THE BUDGET

	Statement III	Summary of Revenue Estimates and Estimates of Expenditure	12
	Statement IV	Statement of the Financing of the Estimates of Expenditure	15
	Statement V	Statement of Statutory Expenditure Charged to the Consolidated Fund	16

2022-2023 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Account 2020/2021 $	Estimates 2021/2022 $	Consolidated Fund Receipts 2021/2022 (December 2021) $	Estimates 2022/2023 $
I	RECURRENT REVENUE

	TAXATION
	Customs	47,155,955,182	47,200,478,899	36,894,792,356	59,246,035,025
	Income Tax	168,126,337,031	166,511,866,962	106,767,439,864	189,590,797,067
	Stamp Duties	8,383,249,635	7,453,051,806	6,771,076,747	10,081,715,475
	Motor Vehicle Licences(Motor Vehicle Act)	4,919,511,150	4,745,650,760	3,874,334,300	5,132,047,500
	Other Licences	357,271,451	610,748,119	167,632,628	273,292,023
	Travel Tax	22,511,840,000	4,880,720,000	11,241,213,656	15,799,100,000
	Betting, Gaming and Lotteries-Duties, Fees and Levies	6,730,427,194	7,333,722,323	5,739,242,912	9,297,036,273
	Education Tax	34,449,108,535	34,219,754,198	24,133,065,480	36,700,287,000
	Contractors Levy	2,463,060,887	2,119,444,443	1,537,099,571	2,540,120,700
	General Consumption Tax	213,686,340,352	203,317,336,614	149,945,651,365	237,587,065,800
	Special Consumption Tax	83,348,268,721	83,987,786,400	60,941,996,847	92,072,800,000
	Environmental Levy	4,443,289,942	4,214,401,525	3,753,997,379	5,490,770,000
	Telephone Call Tax	2,510,240,000	3,354,650,876	2,572,484,863	3,219,695,000
	Guest Accomodation Room Tax	3,115,380,908	645,600,000	1,561,850,518	2,577,234,700
	Minimum Business Tax	—	—	106,930,073	—
	Quarry Tax	84,215,326	84,185,846	56,873,881	75,600,000
	Import Licences-Trade Board	345,294,000	304,929,988	231,658,427	323,848,704
	Telecommunication Licences	1,155,435,179	1,476,960,000	1,732,556,340	1,528,653,600

	TOTAL	603,785,225,493	572,461,288,760	418,029,897,207	671,536,098,867

II	NON-TAX REVENUE	66,498,900,000	94,185,200,000	64,392,654,677	65,398,700,000
	MISCELEANOUS RECEIPTS (UNCLASSIFIED)	—

	TOTAL RECURRENT REVENUE	670,284,125,493	666,646,488,760	482,422,551,884	736,934,798,867

III	CAPITAL REVENUE
	Land Sales	214,421,773	—	—	—
	Loan Repayments	121,578,227	96,419,057	875,752,280	1,477,000,000
	Extraordinary Receipts: Miscelleanous	8,193,000,000	4,348,700,000	—	32,514,600,000

	TOTAL CAPITAL REVENUE	8,529,000,000	4,445,119,057	875,752,280	33,991,600,000

	TOTAL RECURRENT AND CAPITAL REVENUE	678,813,125,493	671,091,607,817	483,298,304,164	770,926,398,867

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	135,700,000	148,700,000		4,908,300,000
	Transfers to Capital Account	—	—		—
	Other	—	—		—
(II)	EXTERNAL GRANTS
	Grants from the European Union	—	2,816,000,000	730,862,725	—
	Miscellaneous Grants	2,987,000,000	2,960,800,000	—	6,459,981,000
	Other Grants	1,350,323,510	—	4,103,523,489	—

	TOTAL GRANTS	4,473,023,510	5,925,500,000	4,834,386,214	11,368,281,000

V	LOAN RECEIPTS
	Loan receipts	143,602,930,000	130,305,600,000	103,702,089,841	124,130,100,000

	TOTAL LOAN RECEIPTS	143,602,930,000	130,305,600,000	103,702,089,841	124,130,100,000

	TOTAL REVENUE AND LOAN RECEIPTS	826,889,079,003	807,322,707,817	591,834,780,219	906,424,779,867

The Consolidated Fund Receipts are subject to change

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	47,155,955,182	47,200,478,899	36,894,792,355.59	59,246,035,025	12,045,556,126
Income Tax-Companies	71,223,072,081	68,513,545,370	36,199,847,050.21	77,522,678,567	9,009,133,197
Income Tax- Individuals	74,095,360,318	78,652,286,722	55,627,420,009.95	88,989,286,500	10,336,999,778
Tax on Interest/Dividend	22,807,904,631	19,346,034,870	14,940,172,804.09	23,078,832,000	3,732,797,130
Stamp Duties (local)	2,920,572,114	5,142,931,704	4,507,697,825.23	6,490,290,800	1,347,359,096
Stamp Duties (import)	5,462,677,521	2,310,120,103	2,263,378,921.74	3,591,424,675	1,281,304,572
Motor Vehicle Licences (Motor Vehicle Act)	4,919,511,150	4,745,650,760	3,874,334,299.97	5,132,047,500	386,396,740
Customs Brokers	595,803	1,131,964.33	1,117,984.36	2,866,368.99	1,734,405
Gaming Machines	300,464,973	502,821,741.58	236,681,692.80	1,273,249,173.20	770,427,432
Tourist Shop Licence	8,064,843	15,322,359.64	93,121,110.60	38,799,399.74	23,477,040
Tourist Shop Operators Licence	13,221,607	25,119,672.53	58,409,030.71	63,608,232.57	38,488,560
Hotel Licence Duty	4,941,702	9,388,718.36	4,741,864.15	23,774,186.55	14,385,468
Other Licences	29,982,523	56,963,662.59	10,242,638.10	144,243,834.94	87,280,172
Travel Tax	16,068,252,845	3,549,614,545	7,485,943,142.37	11,485,945,700	7,936,331,155
Passenger Levy	6,443,587,155	1,331,105,455	3,755,270,513.43	4,313,154,300	2,982,048,845
Betting, Gaming and Lotteries-Duties, Fees and Levies	6,730,427,194	7,333,722,323	5,502,561,219.34	8,023,787,100	690,064,777
Education Tax	34,449,108,535	34,219,754,198	24,133,065,480.31	36,700,287,000	2,480,532,802
Contractors Levy	2,463,060,887	2,119,444,443	1,537,099,570.64	2,540,120,700	420,676,257
General Consumption Tax	116,412,966,101	111,850,355,568	76,960,298,144.16	119,622,219,900	7,771,864,332
General Consumption Tax	97,273,374,252	91,466,981,046	72,985,353,221.05	117,964,845,900	26,497,864,854
Special Consumption Tax	31,857,545,353	31,305,986,400	22,121,623,046.22	29,777,600,000	-1,528,386,400
Special Consumption Tax	51,490,723,368	52,681,800,000	38,820,373,800.46	62,295,200,000	9,613,400,000
Environmental Levy	3,805,926,469	627,770,606	480,337,578.54	731,000,000	103,229,394
Environmental Levy	637,363,474	3,586,630,919	3,273,659,800.46	4,759,770,000	1,173,139,081
Telephone Call Tax	2,510,240,000	3,354,650,876	2,572,484,863.45	3,219,695,000	-134,955,876
Guest Accomodation Room Tax	3,115,380,908	645,600,000	1,561,850,518.11	2,577,234,700	1,931,634,700
Minimum Business Tax	—	—	106,930,073.13		—
Quarry Tax	84,215,326	84,185,846	56,873,881.26	75,600,000	-8,585,846
Import Licences-Trade Board	345,294,000	304,929,988	231,658,427.04	323,848,704	18,918,716
Telecommunication Licences	1,155,435,179	1,476,960,000	1,732,556,339.55	1,528,653,600	51,693,600

TOTAL TAX REVENUE	603,785,225,493	572,461,288,760	418,029,897,207.02	671,536,098,867	99,074,810,107

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees
Miscelleanous Receipts	35,000	40,000		2,365	-37,635

TOTAL- HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	35,000	40,000	—	2,365	-37,635

HOUSE OF PARLIAMENT					—
Miscelleanous Fees (Food & Beverage)				5,600,000	5,600,000

TOTAL- HOUSE OF PARLIAMENT	5,420,000	4,500,000	—	5,600,000	5,600,000

INDEPENDENT COMMISSION OF INVESTIGATIONS (INDECOM)					—
Miscelleanous Fees				12,000	12,000

TOTAL- INDEPENDENT COMMISSION OF INVESTIGATIONS (INDECOM)	5,420,000	4,500,000	—	12,000	12,000

INTEGRITY COMMISSION OF JAMAICA					—
Contractor’s Registration Fees	5,420,000	4,500,000			-4,500,000

TOTAL- INTEGRITY COMMISSION OF JAMAICA	5,420,000	4,500,000	—	—	-4,500,000

PUBLIC PROCUREMENT COMMISSION (PPC)					—
Registration Fees	5,420,000	4,500,000		6,000,000	1,500,000

TOTAL- PUBLIC PROCUREMENT COMMISSION	5,420,000	4,500,000	—	6,000,000	1,500,000

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	4,997,000	4,998,500	300,000.00	5,000,000	1,500

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Miscelleanous Fees	3,000	1,500	1,000.00	3,000	-4,500

TOTAL- AUDITOR GENERAL’S DEPARTMENT	5,000,000	5,000,000	301,000.00	5,003,000	-3,000

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees		7,000		7,000	—
Miscelleanous Fees	49,000	105,000		63,000	-42,000

TOTAL-OFFICE OF THE SERVICES COMMISSIONS	49,000	112,000	—	70,000	-42,000

OFFICE OF THE PRIME MINISTER
Rental Charges	600,000	780,000	975,000.00	900,000	120,000
Irrevocable Order				10,000
Miscelleanous Receipts	500,000	500,000	716,938.50	485,000	-15,000

TOTAL-OFFICE OF THE PRIME MINISTER	1,100,000	1,280,000	1,691,938.50	1,395,000	-15,000

ELECTORAL COMMISSION
Registration and ID Card Service	890,000	15,000,000			-15,000,000
Miscelleanous Receipts	205,000	600,000			-600,000

TOTAL- ELECTORAL COMMISSION	1,095,000	15,600,000	—	—	-15,600,000

OFFICE OF THE CABINET
Irrevocable Order		3,000		5,000	2,000
Miscelleanous Receipts	50,000	70,000		10,000	-60,000

TOTAL- OFFICE OF THE CABINET	50,000	73,000	—	15,000	-58,000

MINISTRY OF TOURISM
Irrevocable Order				3,000	3,000
Miscelleanous Receipts	20,000	49,000	117,000.00	35,000	-14,000
De- earmarked Funds - TEF/ CHASE	8,531,404,594	3,693,867,978	2,253,730,682.14	5,150,363,484	1,456,495,506

TOTAL- MINISTRY OF TOURISM	8,531,424,594	3,693,916,978	2,253,847,682.14	5,150,401,484	1,456,484,506

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	663,913	2,604,170	622,977.58	1,501,811.32	-1,102,358.68

TOTAL- MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	663,913	2,604,170	622,977.58	1,501,811	-1,102,359

FORESTRY DEPARTMENT
Timber Sales	—			3,000,000
Sale of Seedings	—			5,000,000
Miscelleanous Receipts	—	2,000,000	1,971,575.17	2,000,000	—

TOTAL-FORESTRY DEPARTMENT	—	2,000,000	1,971,575.17	10,000,000	—

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)
Assurance Fund (100% of Gross Receipts)	53,532,000			62,856
Rents - Crown Lands and Other Government Properties	143,000,000	196,000,000	68,060,177.41	125,924	-195,874,076
Land Settlement Properties	33,000,000	24,300,000	8,802,505.93	31,559	-24,268,441
Rental of Land-Leased properties			8,113,455.35		—
Attorney’s Fee/ Photocopying			6,000.00		—
Miscellaneous Receipts	6,000,000	1,000,000	8,031.40	274,716	-725,284
Other Receipts (Including Crown Property Sales)	85,008,000	400,000,000	423,989,313.34	216,607	-399,783,393

TOTAL NATIONAL LAND AGENCY	320,540,000	621,300,000	508,979,483.43	711,662	-620,651,194

NATIONAL ENVIRONMENT AND PLANNING AGENCY
Beach and Dredging Licences	33,272,116			34,872,000	34,872,000
Environment Permits and Licences Hunters Licences	100,200,000			58,740,000	58,740,000
Hunters Licences	35,000,000			40,688,750	40,688,750
Air Quality Licence	11,500,143			6,862,778	6,862,778

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Lifeguard	8,146,280			2,559,800	2,559,800
CITES	200,000			718,000	718,000
Hazardous Waste	795,000			1,357,500	1,357,500
Wastewater and Sludge	33,404,684			36,717,632	36,717,632
Other Fees

TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	222,518,223	—	—	182,516,460	182,516,460

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees- Banking Licence Registration (1973) - Commercial Banks	360,717,429	391,527,369	6,712,421.20	474,320,124	82,792,755
Profits in Government owned companies- Dividends and Financial Distribution	20,284,910,000	16,879,160,000	42,348,551,963.09	14,759,380,000	-2,119,780,000
Sale of Unserviceable Stores	30,900,000	32,136,000	324,113.03	33,743,000	1,607,000
BOJ Profits				1,100,000,000	1,100,000,000
Sale of Gazettes	2,000,000	2,080,000	765,337.50	2,288,000	208,000
Fees-Scotia Bank Jamaica Economic Growth Fund					—
Provident Fund					—
Fees-FIA Licence Registration	513,522	917,231		1,293,365	376,134
Fees-Building Societies	33,294,803	35,481,388	35,272,703.80	39,903,593	4,422,205
Sale of Forfeited Goods-FID		26,000,000		28,600,000	2,600,000
Cash Seized and Forfeited	55,590,315	18,000,000	13,694,406.93	24,000,000	6,000,000
Miscelleanous Receipts	608,000,000	26,000,000	1,438,131.97	28,600,000	2,600,000
Forfeiture of Loan Agreement (MDB)	15,000,000	50,330,500	4,923,713.23	9,176,250	-41,154,250

TOTAL- MINISTRY OF FINANCE AND THE PUBLIC SERVICE	21,390,926,069	17,461,632,488	42,411,682,790.75	16,501,304,332	-960,328,156

ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans	385,959,903	186,113,099	1,141,876,675.22	1,192,664,773.25	1,006,551,674
Interest Earned on Local Currency Bank Accounts	62,712,855	2,726,923	2,092,435.82	2,781,461.38	54,538
Interest Earned on Foreign Currency Bank Accounts	1,264,123,158	18,458,088	42.50	322,351,405.28	303,893,318
Interest Earned on Loans and Advances to Public Officers	11,436,074	3,225,098	3,140,915.40	8,375,196.27	5,150,099
Interest on Government Deposits(MDA)	2,733,378	12,114,435	492,529.12	9,874,710.07	-2,239,725
PDCF Interest - Global Bonds Interest	4,501,800,000	7,322,375,317	933,962,624.25	5,093,867,434.84	-2,228,507,883
PDCF Interest - Local Investments JUTC Interest	1,964,600,000		82,719,131.58	—	—
Pension Contributions: 5 % Contribution Scheme	2,279,530,596	3,139,705,072	2,291,024,359.86	5,376,502,000.00	2,236,796,928
Pension Contribution:Members of the Legislature					—
Pension Contributions: Other Government Authorities for Seconded Officers					—
Recovery of Pension and Salary	31,556,087	15,551,025	2,776,771.65	15,862,045.74	311,021
Chancery Fund Commission	267,678	387,247	360,562.16	394,991.72	7,745
Sale of Receipt Books	2,249,599	1,077,600	257,460.00	493,884.00	-583,716
Recovery of Prior Years’ Expenditure	104,263,733	2,415,516	12,254,061.23	474,062.29	-1,941,454
Processing Fees- Salary Deduction	1,531,461	1,387,339	476,403.63	827,945.27	-559,393
Miscelleanous Receipts	6,167,652,651	16,039,813,244	8,694,367,465.56	13,890,378,188.73	-2,149,435,055
Registration of Jamaica Investment Capital Growth Funds
Fees on Government Guaranteed Loans
Executive Agency Investment Fund Management Fees

TOTAL- ACCOUNTANT GENERAL’S DEPARTMENT	16,780,417,173	26,745,350,002	13,165,801,437.98	25,914,848,098.84	-830,501,903

JAMAICA CUSTOMS AGENCY
Warehouse Fees	9,850,473	8,830,562	7,490,208.06	10,404,970.29	1,574,408
Receipts from Sale of Seized Items	308,039,234	134,387,333		161,264,799.61	26,877,467
Penalty Payments for Breaches of Customs Act and Regulations	135,040,300	84,904,983		105,451,988.69	20,547,006

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Net Service Charge for Shipping and Airline Carriers	892,521,644	493,117,927		591,741,512.82	98,623,585
Processing 5% PAJ		113,877,856		130,959,533.83	17,081,678
Standard and Compliance Fees	37,627,109	30,189,629	25,276,239.29	39,925,784.86	9,736,155
Customs User/ Administration Fee	5,280,526,000	2,000,000,000	1,287,527,783.64	1,732,500,000.00	-267,500,000
Irrevocable Standing Orders	41,500	33,000		29,500.00	-3,500
Miscelleanous Receipts	917,332	1,318,160,230	1,247,299,755.39	635,437.87	-1,317,524,792

TOTAL- JAMAICA CUSTOMS AGENCY	6,664,563,593	4,183,501,520	2,567,593,986.38	2,772,913,528	-1,410,587,992

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences
Penalty for Breaches of Spirit Licences	327,000	440,000		200,000	-240,000
Property Tax (2.5%)	215,000,000	200,000,000	124,078,357.79	241,700,000	41,700,000
National Health Fund(NHF 2.5%)					—
Passport Immigration & Citizenship Agency Fee 0.5%	512,000	200,000	99,377.50	200,000	—
Road Maintenance Fund 2.5%	52,000,000	60,000,000	24,227,447.09	56,000,000	-4,000,000
Special Consumption Tax 2.5%					—
Island Traffic Authority 20%	16,200,000	10,000,000	4,515,920.00	10,000,000	—
Police User Fees		—		346,000,000	346,000,000
Trade Licence 2.5%	8,000,000	9,000,000	6,259,673.60	11,000,000	2,000,000
Miscellaneous Receipts	23,577,000	22,000,000	14,479,194.25	26,000,000	4,000,000
Firearm Licensing Authority User Fees					—
Net Service Charge for services rendered by Excise Officers					—

TOTAL-TAX ADMINISTRATION OF JAMAICA	315,616,000	301,640,000	173,659,970.23	691,100,000	389,460,000

MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE
Miscelleanous Receipts	—	—	150,225.37	342,266.68	342,266.68

TOTAL- MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE	30,012,000	30,012,000	150,225.37	342,266.68	342,266.68

MINISTRY OF NATIONAL SECURITY
Sale of Services- CRDC	15,012,000	15,012,000		15,000,000	-12,000
Miscelleanous Receipts	15,000,000	15,000,000	480,063.98	4,000,000	-11,000,000

TOTAL- MINISTRY OF NATIONAL SECURITY	30,012,000	30,012,000	480,063.98	19,000,000	-11,012,000

JAMAICA DEFENCE FORCE

Rental of Lettings (Land and Buildings) Soldier’s Contribution	1,000,000	1,000,000			-1,000,000
Soldiers’ Contribution to various services	3,500,000	3,500,000		26,000,000	22,500,000
TOTAL-JAMAICA DEFENCE FORCE	4,500,000	4,500,000	—	26,000,000	21,500,000
POLICE DEPARTMENT
Police Certificates	482,369,000	35,000,000	7,589,500.00	1,264,512,136	1,229,512,136
Finger Print Search	461,000,000	185,324,333	186,382,850.00		-185,324,333
Pension Contributions: Constabulary					—
Pension Contributions: Special Constables					—
Accident Report	18,687,000	24,772,450		34,871,500	10,099,050
Miscellaneous Receipts	31,173,880	48,766,372	6,499,398.87	38,805,481	-9,960,890

TOTAL-POLICE DEPARTMENT	993,229,880	293,863,155	200,471,748.87	1,338,189,118	1,044,325,963

DEPARTMENT OF CORRECTIONAL SERVICES
Sundry Fines and Contribution	1,222,000	1,222,000	138,568.98	495,000	-727,000

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	1,222,000	1,222,000	138,568.98	495,000	-727,000

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Passport Services				2,023,296,171	2,023,296,171
Citizenship Services				99,724,829	99,724,829
Immigration Services				636,060,000	636,060,000
Miscelleanous Fees				122,000,000	122,000,000

TOTAL- PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY	—	—	—	2,881,081,000	2,881,081,000

MINISTRY OF JUSTICE
Traffic Fines	153,228,728	150,000,000	78,319,546.07	176,000,000	26,000,000
Other Court Fines	1,442,362		447,154.00	210,738,327	210,738,327
Sale of Revised Laws of Jamaica to the Private Sector				424,000	424,000
Forfeited Recognizances (Funds)					—
Sale of Marriage Licences				26,840,000	26,840,000
Miscellaneous Receipts	176,048,500	152,259,465	8,881,158.70	441,000	-151,818,465

Tender Documents
TOTAL- MINISTRY OF JUSTICE	330,719,590	302,259,465	87,647,858.77	414,443,327	112,183,862

ADMINISTRATOR GENERAL’S DEPARTMENT
Charges for Administering Intestate Estate (50% of Gross Receipts)	—	10,000,000		6,000,000	-4,000,000
Bona Vacantia and Unclaimed Balances		2,000,000		5,000,000	3,000,000

TOTAL- ADMINISTRATOR GENERAL’S DEPARTMENT	—	12,000,000	—	11,000,000	-1,000,000

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	2,567,463	2,746,448	6,174.00	9,440,269	6,693,821
Authentication fees	1,711,642	1,830,965	6,827,304.94	6,293,512	4,462,547
Rush fees	427,911	457,741		1,573,378	1,115,637
Consul fees	2,396,299	2,563,351		8,810,917	6,247,566
Postage fees	342,328	366,193		1,258,702	892,509
Miscellaneous Receipts	1,112,567	1,190,127	94,073.50	4,090,783	2,900,656

TOTAL- MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	8,558,210	9,154,825	6,927,552.44	31,467,561	22,312,736

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	735,011,000	645,604,306		837,825,000	192,220,694
Fees - Factories Registration Act	1,587,664	1,280,000	964,407.60	1,000,000	-280,000
Fees - Employment Agencies Registration Act	610,000	190,000	290,010.00	310,000	120,000
Fees - Recruiting of Workers Act					—
Work Permit	1,400,000,000	800,000,000	233,372,034.47	800,000,000	—
Miscellaneous Receipts	700,000	7,744,295	1,500.00	865,000	-6,879,295

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	2,137,908,664	1,454,818,601	234,627,952.07	1,640,000,000	185,181,399

MINISTRY OF EDUCATION, YOUTH AND CULTURE
Fees from Jamaica School Certificate Examinations
Rental of EDDC and other Buildings	3,000,000	1,200,000	273,600.00	1,200,000	—
Repayment of Bonds by Teachers	12,000,000	1,800,000	3,218,218.22	3,600,000	1,800,000
Transcripts	60,000	7,200	400.00	7,200	—
Recovery of Previous years Expenditure	12,000,000	7,200,000	8,897,067.25	23,000,000	15,800,000
Miscellaneous Receipts	10,000,000	23,000,000	2,450,126.00	6,000,000	-17,000,000

TOTAL- MINISTRY OF EDUCATION, YOUTH AND CULTURE	37,060,000	33,207,200	14,839,411.47	33,807,200	600,000

MINISTRY OF HEALTH
Registration of Pharmacies and Pharmacists Registration of Drugs	36,000,000	80,000,000		8,450,000	-71,550,000
Parents Contribution toward Maintenance of Children in Children’s Home					—

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Drug Permits	36,000,000	60,000,000		4,800,000	-55,200,000
Miscellaneous Receipts	2,160,000	3,200,000	46,732.44	120,000	-3,080,000
Advisory Panel on Ethics ( Research Proposal)	216,000	540,000		240,000	-300,000

TOTAL- MINISTRY OF HEALTH	74,376,000	143,740,000	46,732.44	13,610,000	-130,130,000

BELLEVUE HOSPITAL
Sales of Farm Produce
Processing Fees for Salary Deduction Forms				105,000
Sales of Tender Bids				30,000
Sales of Lost Access Pass				15,000	15,000
TOTAL-BELLEVUE HOSPITAL	1,008,000	1,008,000	—	150,000	15,000
GOVERNMENT CHEMIST
Fees from Laboratory analyses	1,008,000	1,008,000	34,643.50	1,008,000	—

TOTAL-GOVERNMENT CHEMIST	1,008,000	1,008,000	34,643.50	1,008,000	—

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	—			8,000	8,000
Miscelleanous Receipts	350,000	115,000		50,000	-65,000

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	350,000	115,000	—	58,000	-57,000

MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES
Agricultural Land Management Division	1,600,000				—
Miscelleanous Receipts					—
Other Receipts from Agricultural Stations	12,262,392				—
Receipts from sundry and other receipts					—

TOTAL- MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES	13,862,392	—	—	—	—

MINISTRY OF AGRICULTURE AND FISHERIES
Receipts from sundry and other receipts	—	—		365,000	365,000
Agricultural Land Management Division		—		2,101,000	2,101,000
Miscelleanous Receipts			445,440		—

TOTAL- MINISTRY OF AGRICULTURE AND FISHERIES	—	—	445,440	2,466,000	2,466,000

MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE
Miscelleanous Receipts			13,830	60,000	60,000
Receipts from sundry and Other Receipt		60,000	121,000	50,000	-10,000

TOTAL- MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE	—	60,000	134,830	110,000	50,000

FOOD PROTECTION,INSPECTION AND DEINFESTATION DIVISION
Food Protection , Inspection & Deinfestation Division - Sundry Fees
TOTAL - FOOD STORAGE AND PREVENTION OF INVESTATION DIVISION	—	—	—	—	—
OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	1,368,414	1,233,310		1,839,000	605,690
Legal fees and charges against the Bankruptcy	2,274,000	3,849,000		4,378,500	529,500
Miscelleanous Receipts

TOTAL- OFFICE OF THE GOVERNMENT TRUSTEE	3,642,414	5,082,310	—	6,217,500	1,135,190

OFFICE OF THE SUPERVISOR OF INSOLVENCY

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Insolvency Status Verification	3,000,000	3,300,000	729,000	3,801,000	501,000
Trustee Application Fee	100,000	100,000		40,000	-60,000
Trustee Licence Fee	150,000	150,000		60,000	-90,000
Trustee License Renewal	2,000	30,000	40,000	19,000	-11,000
Miscellaneous Receipts	20,000	20,000	13,900	25,000	5,000

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	3,272,000	3,600,000	782,900	3,945,000	345,000

TRADE BOARD
Certification Fees	7,122,951	6,474,078	910,075	323,848,704	317,374,626
Dealers Registration / Licensing Fees				6,185,000	6,185,000
Scrap Metal	4,534,758	4,528,366	35,100	2,266,210	-2,262,156
Car Dealers Registration	61,158,500	48,400,160		66,240,000	17,839,840
Collateral Letter	4,519,500	4,067,550	10,000	2,898,000	-1,169,550
Letter of Transfer	1,922,000	2,775,350	87,000	910,800	-1,864,550
Miscellaneous Receipts	62,995,488	55,612,597	2,518,248	40,705,020	-14,907,577

TOTAL- TRADE BOARD	142,253,197	121,858,101	3,560,423	443,053,734	321,195,633

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	30,000	30,000		12,000	-18,000
Registration Fees - Cooperative & Friendly Society	120,000	70,000		48,000	-22,000
Registration of Special Resolution					—
Arbitration	50,000	40,000		8,000	-32,000
Training	270,000	157,500		90,000	-67,500
Registration of change in office to include registration of Branch Office with IP Societies					—
Annual Fees for IP Societies	300,000	350,000	15,000	600,000	250,000
Miscellaneous Receipts	105,000	125,000		130,000	5,000

TOTAL- DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	875,000	772,500	15,000	888,000	115,500

COMPANIES OFFICE OF JAMAICA
Fees for Registration of Companies (50% of Surplus to Consolidated Fund)		336,537,133		364,405,000	27,867,867
Fees for Registration of Business Names (50% Surplus to Consolidated Fund)		95,886,516		114,312,850	18,426,334
Miscellaneous receipts		197,620,617		224,457,967	26,837,350

TOTAL- COMPANIES OFFICE OF JAMAICA	—	630,044,266	—	703,175,817	73,131,551

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark		82,703,300	46,991,700	109,231,300	26,528,000
Patent fees	10,000	1,205,072	999,154	900,000	-305,072
Utility Models				50,000
Design Fees	262,500	725,000	118,503	725,000	—
Search Fees	402,600	440,000	5,106,800	840,000	400,000
Trade Mark Journal	—		293,800		—
Trade Mark Publication	5,062,200	5,005,000	2,787,400	9,555,000	4,550,000
Geographical Indication Registration	30,000	30,000		30,000	—
Copyright-GDA Registration	444,000	621,000	183,950	360,000	-261,000
Madrid Treaty Registration				125,000	125,000
Patent Corporation Treaty Registration		60,000		900,000	840,000
Miscellaneous receipts	84,360,900

TOTAL- JAMAICA INTELLECTUAL PROPERTY OFFICE	90,572,200	90,789,372	56,481,307	122,716,300	31,876,928

MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION
Fees- Electric Lighting Act	16,000,000	22,018,000	8,740,417.50	16,309,000	-5,709,000
Miscelleanous Receipts	4,000,000	104,554,000	56,745,136.20	110,016,000	5,462,000

TOTAL-MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION	20,000,000	126,572,000	65,485,553.70	126,325,000	-247,000

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
SCIENTIFIC RESEARCH COUNCIL
Information Services
Process Development
Product Research and Development	86,408,000	72,878,297			-72,878,297
Promotion and Distribution of Products

TOTAL- SCIENTIFIC RESEARCH COUNCIL	86,408,000	72,878,297	—	—	-72,878,297

POST AND TELECOMMUNICATION DEPARTMENT
Sales of Stamps	174,335,000	160,000,000	131,495,082.11	162,000,000	2,000,000
Postage, Prepayment	680,000,000	580,000,000	32,164,203.07	480,000,000	-100,000,000
Commission on Money Order and Postal Orders		300,000	798,860.00		-300,000
C.O.D. and Customs Clearance Fees on Parcels	4,000,000	2,100,000		2,500,000	400,000
Shares of Postage on Parcels					—
Rental of Property	13,976,000	29,250,000	47,651,123.52	30,000,000	750,000
Rental of Letter Boxes and Bags	23,908,000	29,000,000	8,031,368.00	29,000,000	—
Terminal Dues / Postal Administrations and Airlines	30,500,000	11,000,000		18,000,000	7,000,000
Express Mail	28,960,000	15,000,000	2,897,720.00	15,000,000	—
Other Postal Business	10,000,000	8,000,000	4,197,347.92	8,000,000	—
Commission fees from Jamaica National Small Business	5,500,000	6,300,000	1,501,309.59	6,500,000	200,000
Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	120,167,000	120,000,000	7,927,109.00	170,000,000	50,000,000
Commission on the sale of Ministry of Water & Housing Water Tank and Water Coupons	—

TOTAL- POST AND TELECOMMUNICATION DEPARTMENT	1,091,346,000	960,950,000	236,664,123.21	921,000,000	-39,950,000

MINISTRY OF TRANSPORT AND WORKS
Tender Documents	60,000	27,000			-27,000
Other Receipts	147,000	13,000	23,708.00		-13,000
Miscelleanous Receipts	19,000	125,000	14,935,310.41		-125,000
Bluefield Guest House					—
On and Off Trailer Plates					—
De- earmarked - Civil Aviation Authority	6,565,911,887	3,126,478,000	1,816,411,253.15	4,495,931,702	1,369,453,702

TOTAL- MINISTRY OF TRANSPORT AND WORKS	6,566,137,887	3,126,643,000	1,831,370,271.56	4,495,931,702	1,369,288,702

MINES AND GEOLOGY
Application for Export Permits
Library Publication
Receipts from issue of Sundry Permits	720,000	520,000		860,000	340,000
Laboratory Analysis - Metallic Minerals	12,000,000	10,000,000		12,000,000	2,000,000
Miscellaneous Receipts	8,220,000	5,020,000		9,360,000	4,340,000
Royalties-Bauxite	560,000,000	519,000,000	553,975,799.19	880,208,000	361,208,000
Royalties-Limestone	40,000,000	31,000,000	8,504,795.58	22,000,000	-9,000,000
Royalties-Marble			293,897.24		—
Blasting Inspections	800,000	850,000	476,200.25	820,000	-30,000

TOTAL- MINES AND GEOLOGY	621,740,000	566,390,000	563,250,692.26	925,248,000	358,858,000

MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT (FORMERLY MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT)
Fire Inspection Fees	—
Tender Document Fees	8,000	34,000			-34,000
Repairs of Fire Hydrants					—
Permission to Host events					—
Fines					—
6% Pension Contribution - Councillors					—

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Miscellaneous Receipts	420,000	75,750	3,096,761.96	69,000	-6,750

TOTAL- MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT	428,000	109,750	3,096,761.96	69,000	-40,750

JAMAICA FIRE BRIGADE
Fire Certification & Application	—
Training of Safety Monitor & Demonstration	—
TOTAL- JAMAICA FIRE BRIGADE	—	—	—	—	—
MISCELLEANOUS RECEIPTS (UNCLASSIFIED)			—

TOTAL NON TAX REVENUE	66,498,900,000	94,185,200,000	64,392,654,677	65,398,700,000	4,360,251,144

TOTAL RECURRENT REVENUE	638,960,188,760	666,646,488,760	482,422,551,884	736,934,798,867	103,435,061,251

CAPITAL REVENUE LAND SALES
Crown Property Sales	214,421,773				—

TOTAL-LAND SALES	214,421,773	—	—	—	—

LOAN REPAYMENTS
Miscellaneous	121,578,227	96,419,057	875,752,280	1,477,000,000	1,380,580,943

TOTAL LOAN REPAYMENTS	121,578,227	96,419,057	875,752,280	1,477,000,000	1,380,580,943

EXTRAORDINARY RECEIPTS					—
Miscelleanous	8,193,000,000	4,348,700,000		17,800,000,000	13,451,300,000
PCDF Other Inflow				600,000,000	600,000,000
Proceeds from Divestment				14,114,600,000	14,114,600,000

TOTAL-EXTRAORDINARY RECEIPTS	8,193,000,000	4,348,700,000	—	32,514,600,000	28,165,900,000

TOTAL CAPITAL REVENUE	8,529,000,000	4,445,119,057	875,752,280	33,991,600,000	29,546,480,943

GRANTS
TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	135,700,000	148,700,000		4,908,300,000	4,759,600,000
Transfers in lieu of Income Tax from Alumina Producers					—
Others					—

TOTAL- TRANSFER TO CAPITAL ACCOUNT	135,700,000	148,700,000	—	4,908,300,000	—

EXTERNAL GRANTS
European Union	—	2,816,000,000	730,862,725.00
Miscelleanous Grants	2,987,000,000	2,960,800,000		6,459,981,000	3,499,181,000
Other Grants	1,350,323,510		4,103,523,488.55		—

TOTAL EXTERNAL GRANTS	4,337,323,510	5,776,800,000	4,834,386,214	6,459,981,000	3,499,181,000

TOTAL GRANTS	4,473,023,510	5,925,500,000	4,834,386,214	11,368,281,000	3,499,181,000

EXTERNAL LOANS

Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans	4,070,100,000	7,434,000,000			-7,434,000,000
Inter-American Development Bank	10,175,250,000	14,868,000,000	26,591,740.72	4,715,400,000	-10,152,600,000
USAID	—				—
Caribbean Development Bank	—				—
European Union	—				—
World Bank/IDB	—		2,700,539,000.00		—
IFID	—				—
OECF/USAID	—				—

2022/2023 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2020/2021 (‘1)	Estimates 2021/2022 (‘2)	Consolidated Fund Receipts 2021/2022 (as at Dec-21) (‘3)	Estimates 2022/2023 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
OPEC	—				—
OECF	—				—
IMF	—				—
IBRD	5,689,410,000		9,482,985,418.75		—
Other	6,499,170,000		250,146,000.00	27,367,100,000	27,367,100,000

Total Multilateral Loans	26,433,930,000	22,302,000,000	12,460,262,159.47	32,082,500,000	9,780,500,000

Bilateral
Government of China	7,944,570,000		12,213,266,000.00		—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	—

Other Loans	—
Capital Market	—
Other	—	18,024,100,000

Total Bilateral Loans	7,944,570,000	18,024,100,000	12,213,266,000	—	—

TOTAL-EXTERNAL LOANS	34,378,500,000	40,326,100,000	24,673,528,159	32,082,500,000	9,780,500,000

DOMESTIC LOANS
Local Commercial Banking Sector	—
Benchmark Notes & Treasury Bills	109,224,430,000	89,979,500,000	70,110,213,766.95	92,047,600,000	2,068,100,000
Indexed Bonds & US$ Loans	—				—
Other	—		8,918,347,915.02		—

TOTAL- DOMESTIC LOANS	109,224,430,000	89,979,500,000	79,028,561,682	92,047,600,000	2,068,100,000

TOTAL LOANS	143,602,930,000	130,305,600,000	103,702,089,841	124,130,100,000	11,848,600,000

RECURRENT REVENUE
Tax Revenue	603,785,225,493	572,461,288,760	418,029,897,207	671,536,098,867	31,323,936,733
Non Tax Revenue	66,498,900,000	94,185,200,000	64,392,654,677	65,398,700,000	-27,686,300,000
CAPITAL REVENUE	8,529,000,000	4,445,119,057	875,752,280	33,991,600,000	4,083,880,943
GRANTS
Transfer from Capital Development Fund	135,700,000	148,700,000	—	4,908,300,000	-13,000,000
External Grants	4,337,323,510	5,776,800,000	4,834,386,214	6,459,981,000	-1,439,476,490
LOANS					—
External Loans	34,378,500,000	40,326,100,000	24,673,528,159	32,082,500,000	-5,947,600,000
Domestic Loans	109,224,430,000	89,979,500,000	79,028,561,682	92,047,600,000	19,244,930,000

	826,889,079,003	807,322,707,817	591,834,780,219	906,424,779,867	19,566,371,185

2022-2023 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2022-2023

$‘000

RECURRENT

REVENUE		EXPENDITURE
	Estimates, 2022/2023		Estimates, 2022/2023
I RECURRENT REVENUE		RECURRENT EXPENDITURE

Customs	59,246,035,025	His Excellency the Governor-General and Staff	410,040,000
Income Tax	189,590,797,067	Houses of Parliament	1,341,391,000
Stamp Duties	10,081,715,475	Office of the Public Defender	190,178,000
Motor Vehicle Licences(Motor Vehicle Act)	5,132,047,500	Auditor General	1,092,007,000
Other Licences	273,292,023	Office of the Services Commissions	406,749,000
Travel Tax	15,799,100,000	Office of the Children’s Advocate	273,004,000
Betting, Gaming and Lotteries-Duties, Fees and Levies	9,297,036,273	Independent Commission of Investigations	780,299,000
Education Tax	36,700,287,000	Integrity Commission	1,150,532,000
Contractors Levy	2,540,120,700	Office of the Prime Minister	9,718,903,000
General Consumption Tax	237,587,065,800	Office of the Cabinet	1,058,834,000
Special Consumption Tax	92,072,800,000	Ministry of Tourism	11,562,652,000
Environmental Levy	5,490,770,000	Ministry of Economic Growth and Job Creation	17,742,151,000
Telephone Call Tax	3,219,695,000	Ministry of Finance and Public Service	425,687,096,000
Guest Accomodation Room Tax	2,577,234,700	Ministry of National Security	96,823,282,000
Minimum Business Tax	—	Ministry of Legal and Constitutional Affairs	572,205,000
Quarry Tax	75,600,000	Ministry of Justice	10,829,014,000
Import Licences-Trade Board	323,848,704	Ministry of Foreign Affairs and Foreign Trade	5,173,346,000
Telecommunication Licences	1,528,653,600	Ministry of Labour and Social Security	14,219,814,000
		Ministry of Education and Youth	122,968,310,000
TOTAL TAX REVENUE	671,536,098,867	Ministry of Health and Wellness	93,574,160,000
		Ministry of Culture, Gender, Entertainment and Sport	4,680,006,000
		Ministry of Agriculture and Fisheries	11,691,227,000
NON-TAX REVENUE	65,398,700,000	Ministry of Industry, Investment and Commerce	5,428,028,000
		Ministry of Science, Energy and Technology	9,809,008,000
SUBTOTAL NON TAX REVENUE	65,398,700,000	Ministry of Transport and Mining	13,678,382,000
		Ministry of Local Government and Rural Development	19,183,374,000

TRANSFERS FROM CAPITAL DEVELOPMENT FUND	4,908,300,000	GROSS TOTAL	880,043,992,000

		Less Appropriations-In-Aid	33,107,879,000

TOTAL RECURRENT REVENUE	741,843,098,867	TOTAL RECURRENT EXPENDITURE	846,936,113,000

2022-2023 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2022-2023

$’000

CAPITAL

REVENUE		EXPENDITURE
	Estimates, 2022/2023		Estimates, 2022/2023
CAPITAL REVENUE		CAPITAL EXPENDITURE

Land Sales	—	Office of the Prime Minister	4,507,458,000
Loan Repayments	1,477,000,000	Ministry of Economic Growth and Job Creation	29,765,294,000
Extraordinary Receipts: Miscelleanous	32,514,600,000	Ministry of Finance and Public Service	9,016,960,000
		Ministry of National Security	6,972,057,000
Subt Total Capital Revenue	33,991,600,000	Ministry of Justice	95,000,000
		Ministry of Education and Youth	1,311,500,000
		Ministry of Health and Wellness	4,900,454,000
External Loans		Ministry of Agriculture and Fisheries	4,467,870,000
		Ministry of Industry, Investment and Commerce	710,230,000
(A) Multilateral		Ministry of Science, Energy and Technology	1,167,666,000
		Ministry of Local Government and Rural Development	2,152,838,000
World Bank Loans	—
Inter-American Development Bank	4,715,400,000
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	—
IBRD	—
Other	27,367,100,000
		GROSS TOTOTAL	65,067,327,000
Total Multilateral	32,082,500,000
		Less Appropriations-In-Aid
(B) Bilateral
		TOTAL CAPITAL EXPENDITURE	65,067,327,000

Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	—

Total Bilateral	—

(C ) Capital Market

Total External Loans	32,082,500,000

(D) Benchmark Notes & Treasury Bills	92,047,600,000

(E) Other

Total Domestic Loan	92,047,600,000

Total External and Domestic Loans	124,130,100,000

2022-2023 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2022-2023

$’000

SUMMARY

REVENUE		EXPENDITURE
	—	Recurrent Estimates	846,936,113,000
Tax and Non Tax Revenue	736,934,798,867	Capital Estimates	65,067,327,000
Capital Revenue	33,991,600,000
Transfer from Capital Development Fund	4,908,300,000
Loan Funds ( Raised and to be Raised)	124,130,100,000
Grants	6,459,981,000

TOTAL RECEIPTS	906,424,779,867	TOTAL EXPENDITURE	912,003,440,000

2022-2023 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2022-2023

Recurrent Revenue		Recurrent Expenditure
Taxation Revenue	671,536,098,866.67	Consolidated Fund Charges	336,520,751,000
Non-Tax Revenue	65,398,700,000.11	Voted Expenditure	510,415,362,000
Transfer from the Capital Development Fund	4,908,300,000.00

TOTAL	741,843,098,866.78	TOTAL	846,936,113,000

Capital Revenue	33,991,600,000.00
Grants	6,459,981,000.00

Loan Funds		CAPITAL EXPENDITURE

(A) External Loans		Consolidated Fund Charges
		Voted Expenditure	65,067,327,000
(i) Multilateral	32,082,500,000.00
(ii) Bilateral	—
(iii) Other

Total External Loans	32,082,500,000.00

(B) Domestic Loans	92,047,600,000.00

TOTAL LOAN FUNDS	124,130,100,000.00

(C) Utilization of (Prior Year) Cash Balances	5,578,660,133.22

TOTAL	912,003,440,000.00	TOTAL	912,003,440,000

2022-2023 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
01000	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	314,266,000.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	18,083,000.0	Section 47 (8) of the Constitution of Jamaica.

03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	15,886,000.0	Section 9 of the Public Defender Interim Act 33/1999

05000	Auditor General	Salary of the Auditor General	11,287,000.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.

06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	18,623,000.0	Section 124 (8) of the Constitution of Jamaica.

07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	14,696,000.0	The Child Care and Protection Act, First Schedule

08000	Independent Commission of Investigations	Salary of the Commissioner	-16,490,000.0	The Independent Commission of Investigations Act, First Schedule

09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	35,000,000.0	Section 22 of the Integrity Commission Act

20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	169,057,917,000.0	Section 119 of the Constitution of Jamaica

20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	138,409,053,000.0	Section 119 of the Constitution of Jamaica.

20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	9,731,421,000.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	2,400,000,000.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	9,485,922,000.0	The Pensions (Teachers) Act.

		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	4,535,000,000.0	Constabulary Force Act.

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	323,000,000.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2022-2023 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	84,962,000.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	-540,000,000.0	Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	106,000,000.0	Parish Councillors Act 2005

		Payment of Pensions to the retired members of the Electoral Commission and their widows	60,300,000.0	The Pensions Act

		Payment of Pensions to the retired Ombudsmen and their widows.	4,000,000.0	The Ombudsman Act

		Governor-General’s Pension	20,516,000.0	Governor General Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	15,500,000.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	6,482,000.0	Provident Fund Act

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	250,000,000.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	27,563,103,000.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	14,600,000.0	Section 95 (2) of the Constitution of Jamaica

28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	1,031,747,000.0	Section 107 (1) of the Constitution of Jamaica

		Total	336,520,751,000.0

Government of Jamaica

Financial Statements of the Consolidated Fund

Year ended March 31, 2022

For Presentation to the Houses of Parliament

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Year Ended March 31, 2022

Table of Contents

FOREWORD	21

1. The Consolidated Fund Principal Bank Account	21

STATEMENT OF RESPONSIBILITY	21

BASIS OF CONSOLIDATION	21

STATEMENT OF COMPLIANCE	21

ACCOUNTING CONVENTION	22

REPORTING AND BUDGET PERIOD	22

REPORTING CURRENCY	22

SIGNIFICANT ACCOUNTING POLICIES	22

FOREIGN CURRENCY	22

PERFORMANCE ANALYSIS	23

2. Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates	23

3. Comparative Performance	24

4. Graphical Presentations of Receipts and Payments of the Consolidated Fund	25

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2022	25

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report	26

Figure 3 – Capital Issues from the Consolidated Fund year ended March 31, 2022	27

Figure 4 – Recurrent Issues from the Consolidated Fund year ended March 31, 2022	28

Statement I - Receipts and Payments of the Consolidated Fund	29

Statement II - Statement of Financing	31

Statement III - Statement of Receipts of the Consolidated Fund Compared with Estimates	32

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates	34

Statement V - Statement of Consolidated Fund Balances	37

Statement VI - Statement of Cash Flows	38

Statement VII - Statement of Transfers from the Capital Development Fund	40

Statement VIII - Contingencies Fund	41

Statement IX – Local (Internal) Debt	42

Statement IX –Foreign (External) Debt	43

Notes to the Financial Statements	45

FOREWORD

Section 114 of the Jamaica Constitution gives the authority for the establishment of a Consolidated Fund into which shall be paid all revenues of Jamaica. Section 15 (2) of the Financial Administration and Audit (FAA) Act indicates that the Accountant General shall be the custodian of this Consolidated Fund with Section 15 (4) of the Act mandating that “The Accountant General shall submit to the Minister such statements of account on the financial position of the Consolidated Fund, at such times and in such form as the Minister may require”. The Statements contained in this document are prescribed in Section 24G of the FAA Act.

The Consolidated Fund Principal Bank Account

This is the primary account to which all government revenue is deposited and from which expenditure is withdrawn. Withdrawals from this account are made on the authority of a Warrant against the approved budget and all withdrawals must be authenticated by the Auditor General. The Consolidated Fund Principal Bank Account is domiciled at the Bank of Jamaica (BOJ) and is denominated in both Jamaican and United States Dollars.

The Accountant General’s Department has the responsibility for the management of the Government’s cash resources through the Central Treasury Management System (CTMS), which allows for greater visibility to optimise cash, control bank accounts and manage liquidity.

STATEMENT OF RESPONSIBILITY

Under Section 15 (4) of the Financial Administration and Audit (FAA) Act, the Accountant General is responsible for submitting to the Minister, the statements of account on the financial position of the Consolidated Fund as prescribed in Section 24G of the Act.

The Financial Statements of the Consolidated Fund of Jamaica for the year ended March 31, 2022, have been prepared by the Accountant General and have been submitted to the Minister for tabling.

BASIS OF CONSOLIDATION

The Financial Statements have been prepared by consolidating the records of all receipts and payments through the Consolidated Fund in accordance with the approved budget for the year ended March 31, 2022.

STATEMENT OF COMPLIANCE

The Financial Statements have been prepared in accordance with the Financial Administration and Audit Act and relevant Regulations.

ACCOUNTING CONVENTION

These Financial Statements have been prepared in accordance with the Government of Jamaica’s (GOJ’s) cash basis of accounting which recognizes transactions and events only when cash is received or paid by the Treasury. Active steps are also being taken by the Treasury to present the Financial Statements of the Consolidated Fund in compliance with the requirements of Cash Basis International Public Sector Accounting Standards (IPSAS) by 2023.

REPORTING AND BUDGET PERIOD

The reporting and budget period of these Financial Statements is the financial year ended March 31, 2022 with comparative data for the year ended March 31, 2021.

REPORTING CURRENCY

The functional and reporting currency of these Financial Statements is Jamaican Dollars (J$).

SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue, which includes Government to Government transfers, is recognized at the time the money is received in the Consolidated Fund. Revenue is recognized on a gross basis and any transaction costs are separately recorded. All receipts are recorded when received regardless of the period to which the transaction relates.

Expenditure Recognition

Expenditure is recognized at the time that money is transferred from the Consolidated Fund via the use of Warrants. The following payment policy is adopted:

•	Electronic Fund Transfer through the Treasury – payment is recognized on the date the funds are transferred to the bank;

•	Loan Repayment – Expenditure is recognized on the date the payment advice is issued by the Central Bank; and

•	Government to Government Transfers – Expenditure is recognized on the date the transfer is settled by the Treasury.

FOREIGN CURRENCY

Foreign currency transactions are recorded at the prevailing rates of exchange at the date of the transaction, as advised by the BOJ. The Consolidated Fund Accounts include a local currency and a foreign currency account, which are both housed at the BOJ. Cash balances held in foreign currency are reported using the BOJ weighted average rate as at the reporting date.

PERFORMANCE ANALYSIS

Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates

	Approved Estimates 2022 J$‘000	Actual 2022 J$‘000	Actual vs. Budget 2022%	Approved Estimates 2021 J$‘000	Actual 2021 J$‘000	Actual vs. Budget 2021%
Receipts	807,322,708	892,653,286	11%	836,703,080	796,216,525	-5%
Taxation	572,461,289	626,358,446	9%	588,807,225	496,558,604	-16%
Non-Taxation	94,185,200	92,632,981	-2%	67,290,901	62,316,192	-7%
Capital Transfer	148,700	0	-100%	135,700	0	-100%
Treasury Bills	0	22,142,331	100%	22,400,000	22,303,697	-0.4%
Capital	10,221,919	13,226,305	29%	36,866,324	10,861,714	-71%
External Loans	40,326,100	72,992,742	81%	34,378,500	54,767,003	59%
Domestic Loans	89,979,500	53,652,709	-40%	86,824,430	143,789,182	66%
Other	0	11,647,772	100%	0	5,620,133	100%
Payments	893,048,002	885,927,777	0.80%	850,329,299	837,003,390	-2%
Statutory Recurrent	325,837,165	325,698,792	-0.04%	299,690,317	292,528,864	-2%
Recurrent	513,009,519	509,397,623	-0.70%	476,923,285	471,958,558	-1%
Capital	54,201,318	50,831,362	-6.22%	52,026,417	50,276,439	-3%
Treasury Bills	0	0	0%	21,689,280	22,239,529	3%

Receipts

There was a surplus of $6.73 billion between Receipts and Payments recorded for the year 2021/22 (2021: deficit of $40.79 billion) as reflected in the Statement of Financing (Statement II). Actual receipts outperformed Estimates by 11%. The increase in revenue was due mainly to increases in economic activity despite the ongoing COVID 19 Pandemic.

Taxation remains the largest contributor to Total Revenue and accounted for 71% of total Receipts, followed by Non-Tax Receipts and External Loans which accounted for 10% and 8%, respectively.

Payments

The largest category of payment was recurrent expenditure which accounted for 57% of actual warrant issues made from the Consolidated Fund followed by statutory recurrent expenditure with 37%. Amortization of $161.286 billion (2021: $136.893 billion) was reclassified and included in Statutory Recurrent.

Actual payment issued was $886 billion compared with the Estimates of $893 billion.

Comparative Performance

Receipts

Receipts lodged to the Consolidated Fund increased by $96 billion (12%) when compared with the 2020/21 financial year. This was mainly due to increases in business economic activities which positively impacted tax collection during the reporting period.

Payments

There was an increase in the issues made from the Consolidated Fund by $49 billion (6%) in comparison with the 2020/21 financial year.

Graphical Presentations of Receipts and Payments of the Consolidated Fund

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2022

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report

Figure 3 – Capital Issues from the Consolidated Fund year ended March 31, 2022

Figure 4 – Recurrent Issues from the Consolidated Fund year ended March 31, 2022

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022	2021
	Notes	J$ 000	J$‘000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		626,358,446	496,558,604
Non-Tax Revenue		92,632,981	62,316,192

		718,991,427	558,874,796
CAPITAL REVENUE AND GRANTS
Loan Repayments		933,288	1,023,337
Grants		9,577,474	6,653,749
Extraordinary Receipts		2,715,543	3,184,628

		13,226,305	10,861,714
DOMESTIC LOANS
Benchmark Notes		53,652,709	143,789,182
EXTERNAL LOANS
Multilateral		56,542,239	46,624,000
Bilateral		16,450,503	8,143,003
Capital Markets		0	0

		72,992,742	54,767,003
OTHER RECEIPTS
Unrealized foreign exchange gains		3,157,974	3,475,613
Treasury Bill Issued		22,142,331	22,303,697
Surrender Balance		11,647,772	5,620,133
Other		8,520	345
Cash Balance as at April 1	1.1	73,613,988	111,160,908

		110,570,585	142,560,696

Total		969,433,768	910,853,391

Statement I – Receipts and Payments of the Consolidated Fund (Cont’d)

		2022	2021
	Notes	$‘000	J$‘000
RECURRENT EXPENDITURE
Statutory Expenditure		325,698,792	292,528,864
Voted Expenditure		509,397,623	471,958,558

		835,096,415	764,487,422
CAPITAL EXPENDITURE
Voted Expenditure		50,831,362	50,276,439

		50,831,362	50,276,439
OTHER PAYMENTS
Treasury Bills Redeemed		0	22,239,529
Other Payments		5	258
Refund from the Central Payment Account		0	235,707
Refund From Consolidated Fund	1.3	97,062	0
Cash Balance as at March 31	1.2	83,408,924	73,613,988

		83,505,991	96,089,530

Total		969,433,768	910,853,391

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022	2021
	Notes	$‘000	$‘000
RECURRENT ACCOUNT
Recurrent Revenue		718,991,427	558,874,796
Recurrent Expenditure		(814,242,118)	(764,487,422)

		(95,250,691)	(205,612,626)
Miscellaneous Charges		(6)	(289)
Balances Surrendered		11,647,772	5,620,133

(Deficit)/Surplus		(83,602,925)	(199,992,782)

CAPITAL ACCOUNT
Capital Revenue & Grants		13,226,305	10,861,715
Capital Transfers		0	0
Capital Expenditure		(50,831,362)	(50,276,439)

Deficit		(37,605,057)	(39,414,724)

Net (Deficit)		(121,207,982)	(239,407,506)
Net Treasury Bills Issued		1,288,035	64,168

Financing Requirement		(119,919,947)	(239,343,338)
Financing
Domestic Notes		53,652,709	143,789,182
External Borrowing		72,992,742	54,767,003

		126,645,451	198,556,185

Net Surplus/(Deficit)	2.1	6,725,504	(40,787,153)
Financed From:
Opening Cash Balance at April 1	1.1	73,613,988	111,160,908
Refund from Consolidated Fund	1.3	(97,062)	0
Refund from the Central Payment Account		0	(235,707)
Other		8,520	327
Unrealized foreign exchange gains		3,157,974	3,475,613

Closing Cash Balance at March 31	1.2	83,408,924	73,613,988

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Receipt	Estimates	Receipt
		2022	2022	2021	2021
	Notes	$‘000	$‘000	$‘000	$‘000
Tax Revenue:
Customs		47,200,479	52,169,363	47,155,955	40,140,475
Income Tax		166,511,867	188,866,039	167,116,337	155,516,911
Stamp Duties		7,453,052	9,407,197	8,383,250	6,827,628
Motor Vehicle Licences		4,745,651	5,306,224	4,919,511	4,597,383
Other Licences		610,748	62,267	357,271	60,839
Travel Tax		4,880,720	15,432,824	22,511,840	5,603,991
Betting, Gaming and Lotteries		7,333,722	8,125,668	6,730,427	6,502,655
Education Tax		34,219,754	34,122,884	34,449,109	29,080,131
Contractors Levy		2,119,444	2,083,405	2,463,061	1,663,640
General Consumption Tax		203,317,337	211,413,948	199,718,340	165,695,094
Special Consumption Tax		83,987,786	84,894,768	83,348,269	69,749,096
Environmental Levy		4,214,402	5,332,784	4,443,290	4,135,319
Telephone Call Tax		3,354,651	3,432,115	2,510,240	3,509,641
Guest Accommodation Room Tax		645,600	2,229,490	3,115,381	683,727
Minimum Business Tax		0	142,016	0	123,922
Quarry Tax		84,186	86,359	84,215	93,800
Import Licences-Trade Board		304,930	310,048	345,294	264,944
Telecommunication Licences		1,476,960	2,931,911	1,155,435	2,305,254
Hotel Licence Duty		0	9,136	0	4,154

Total Tax Revenue	3.1	572,461,289	626,358,446	588,807,225	496,558,604
Non-Tax Revenue	3.2	94,185,200	92,632,981	67,290,901	62,316,192

TOTAL RECURRENT REVENUE		666,646,489	718,991,427	656,098,126	558,874,796

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates (Cont’d)

		Estimates	Receipt	Estimates	Receipt
		2022	2022	2021	2021
	Notes	$‘000	$‘000	$‘000	$‘000
Capital Revenue and Grants
Land Sales		0	0	214,422	0
Loan Repayments		96,419	933,288	121,578	1,023,337
Grants		5,776,800	9,577,474	4,337,324	6,653,749
Extraordinary Receipts		4,348,700	2,715,543	32,193,000	3,184,628

Total Capital Revenue and Grants	3.3	10,221,919	13,226,305	36,866,324	10,861,714
Capital Transfers		148,700	0	135,700	0

Total Capital and Recurrent Revenue		677,017,108	732,217,732	693,100,150	569,736,510
LOAN RECEIPTS
External Loans:
Multilateral		22,302,000	56,542,239	26,433,930	46,624,000
Bilateral		18,024,100	16,450,503	7,944,570	8,143,003
Total External Loan Receipts	3.4	40,326,100	72,992,742	34,378,500	54,767,003
Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		89,979,500	53,652,709	86,824,430	143,789,182
Treasury Bills		0	22,142,331	22,400,000	22,303,697

Total Domestic Loans	3.5	89,979,500	75,795,040	109,224,430	166,092,879

Total Loan Receipts		130,305,600	148,787,782	143,602,930	220,859,882
Surrendered Balances	3.6	0	11,647,772	0	5,620,133
Credit Interest		0	0	0	328

TOTAL REVENUE		807,322,708	892,653,286	836,703,080	796,216,853

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Issues	Estimates	Issues
		2022	2022	2021	2021
	Notes	$‘000	$‘000	$‘000	$‘000
RECURRENT EXPENDITURE
Statutory Recurrent Expenditure
Public Debt Charges		136,422,552	136,422,552	136,253,047	129,098,557
Public Debt Servicing (Amortization)	4.1	161,285,603	161,285,603	136,866,308	136,893,065
Other Statutory Expenditure		28,129,010	27,990,637	26,570,962	26,537,242

Total Statutory Recurrent		325,837,165	325,698,792	299,690,317	292,528,864
Voted Expenditure
His Excellency the Governor-General & Staff		100,567	88,604	91,842	87,920
Houses of Parliament		1,310,063	1,196,800	1,175,000	1,152,292
Office of the Public Defender		143,642	143,642	137,138	137,138
Auditor General		946,886	920,364	887,008	844,792
Office of the Services Commissions		362,660	334,673	313,415	290,264
Office of the Children’s Advocate		211,855	199,665	177,534	170,079
Independent Commission of Investigations		533,835	525,802	508,960	497,199
Integrity Commission		1,131,354	915,507	889,650	606,278
Office of the Prime Minister		8,149,002	8,109,785	9,453,991	9,453,991
Office of the Cabinet		779,598	708,135	763,624	745,201
Ministry of Tourism		11,085,774	11,038,210	10,910,790	10,896,735
Ministry of Economic Growth and Job Creation		14,397,113	13,807,053	10,636,190	10,636,190
Ministry of Finance and the Public Service		76,703,361	75,908,741	99,542,159	96,155,082
Ministry of Housing, Urban Renewal, Environment and Climate Change		2,387,535	2,387,535	1,284,752	1,058,905
Ministry of National Security		88,230,320	88,214,150	80,940,635	80,940,635
Ministry of Legal and Constitutional Affairs		90,837	90,837	0	0
Ministry of Justice		8,978,520	8,772,175	7,743,917	7,575,478
Ministry of Foreign Affairs and Foreign Trade		4,518,457	4,518,457	4,457,129	4,457,129

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates (Cont’d)

		Estimates	Issues	Estimates	Issues
		2022	2022	2021	2021
	Notes			$‘000	$‘000
Ministry of Labour and Social Security		18,657,458	18,415,329	4,035,986	3,963,086
Ministry of Education, Youth and Information		121,156,751	121,124,083	112,921,896	112,905,234
Ministry of Health		100,333,883	100,306,327	80,818,201	80,815,286
Ministry of Culture, Gender, Entertainment and Sport		3,882,947	3,762,449	3,819,929	3,463,017
Ministry of Industry, Commerce, Agriculture and Fisheries		0	0	5,345,320	5,345,320
Ministry of Agriculture and Fisheries		8,906,943	8,906,943	4,431,297	4,431,297
Ministry of Industry, Investment & Commerce		3,777,891	3,539,205	1,462,595	1,462,595
Ministry of Science, Energy & Technology		5,583,039	5,261,945	5,939,083	5,728,006
Post and Telecommunications Dept.		2,399,520	2,258,131	2,195,960	2,173,752
Ministry of Transport and Mining		11,908,610	11,885,114	12,019,615	12,019,615
Ministry of Local Govt. and Rural Development		16,341,098	16,057,962	14,019,669	13,946,042

Total Voted Recurrent	4.2	513,009,519	509,397,623	476,923,285	471,958,558
Total Recurrent		838,846,684	835,096,415	776,613,602	764,487,422
Voted Capital Expenditure
Office of the Prime Minister		4,970,247	4,622,875	4,430,563	3,711,444
Office of the Cabinet		0	0	91,258	90,769
Ministry of Economic Growth and Job Creation		28,308,109	27,412,156	14,014,495	13,898,307
Ministry of Finance and the Public Service		4,186,615	3,868,391	3,428,153	3,425,138
Ministry of Housing, Urban Renewal, Environment and Climate Change		117,072	117,072	231,393	68,233
Ministry of National Security		8,003,269	7,833,324	9,697,819	9,697,819
Ministry of Justice		560,000	552,180	563,375	527,117
Ministry of Labour and Social Security		169,930	168,031	13,093,521	13,058,115
Ministry of Education, Youth and Information		768,403	401,243	633,292	568,748
Ministry of Health		2,217,624	2,031,134	2,938,452	2,692,524
Ministry of Culture, Gender, Entertainment and Sport		0	0	31,784	31,784
Ministry of Industry, Commerce, Agriculture & Fisheries		0	0	578,389	578,389

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates (Cont’d)

		Estimates	Issues	Estimates	Issues
		2022	2022	2021	2021
	Notes	$‘000	$‘000	$‘000	$‘000
Ministry of Agriculture and Fisheries		1,503,542	1,012,505	1,137,154	933,134
Ministry of Industry, Investment and Commerce		349,697	266,333	197,332	148,949
Ministry of Science, Energy and Technology		741,460	543,142	223,732	171,137
Ministry of Transport & Mining		0	0	0	0
Ministry of Local Government and Rural Development		2,305,350	2,002,976	735,705	674,832

Total Voted	4.3	54,201,318	50,831,362	52,026,417	50,276,439
Total Capital		54,201,318	50,831,362	52,026,417	50,276,439

Total Recurrent and Capital		893,048,002	885,927,777	828,640,019	814,763,861
Treasury Bills Redeemed	4.4	0	0	21,689,280	22,239,529

Total Issues from the Consolidated Fund		893,048,002	885,927,777	850,329,299	837,003,390

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

Notes	2022 $’000	2022 $’000	2021 $’000	2021 $’000
GENERAL REVENUE BALANCES
A.	RECURRENT REVENUE
Recurrent Revenue	718,991,427	558,874,796
Recurrent Expenditure	(814,242,118)	(764,487,422)

Net Recurrent Revenue	(95,250,691)	(205,612,626)

B.	CAPITAL REVENUE AND GRANTS
Capital Revenue & Grants	13,226,305	10,861,715
Capital Transfers	0	0

13,226,305	10,861,715

C.	LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised	72,992,742	54,767,003
(b) Internal Loans Raised	53,652,709	143,789,182

126,645,451	198,556,185

Capital Revenue & Loan Fund Balances (B+C)	139,871,756	209,417,900
Capital Expenditure	(50,831,362)	(50,276,439)

Deficit on Capital Transactions & Loan Receipt	89,040,394	159,141,461

Total Deficit Capital + Recurrent	(6,210,297)	(46,471,165)
Add:
(i) Net Treasury Bills Issued	1,288,035	64,168
(ii) Opening Cash Balance	73,613,988	111,160,908
(iii) Other payments	(6)	(290)
(iv) Other receipts	8,520	328
(v) Unrealized foreign exchange gains	3,157,974	3,475,613
(vi) Refund from the Central Payment Account	(97,062)	(235,707)
(vii) Surrendered Balances	11,647,772	5,620,133

89,619,221	120,085,153

Cash Balance in Consolidated Fund	83,408,924	73,613,988

Adjusted Cash Balance March 31, 2022	5	83,408,924	73,613,988

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022 J$ 000	2021 J$‘000
	Notes
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		626,358,446	496,558,604
Non-Tax Revenue		92,632,981	62,316,192
Grants		12,293,017	9,838,377
Surrendered Balances		11,647,772	5,620,133
Other		8,521	345

Total Receipts from Operating Activities		742,940,737	574,333,651
Payments:
Employee Costs Salaries		243,255,767	223,534,938
Employee Costs Travelling		21,849,687	20,179,357
Superannuation		39,013,045	38,114,327
Suppliers		70,484,977	75,104,172
Interest Paid		136,422,573	129,113,057
Grants, Contributions and Subsidies		99,744,352	138,783,384
Capital Goods Purchases		47,521,283	30,393,334
Other Payments		66,350,490	22,381,021

Total Payments		724,642,174	677,603,590
Net Cash from Operating Activities		18,298,563	(103,269,939)
Cash Flows from Financing Activities
Proceeds from Borrowings		72,992,742	54,767,003
Repayment of Borrowings		(140,431,306)	(136,893,065)
Repayment of GOJ Guaranteed Loan		933,288	1,023,337
Domestic Benchmark Notes		53,652,709	143,789,182
Treasury Bills Issued		22,142,331	22,303,697
Treasury Bills Redeemed		(20,854,297)	(22,239,529)
Other		(97,068)	(503,219)

Net cash from Financing Activities		(11,661,601)	62,247,406

Statement VI – Statement of Cash Flows (Cont’d)

		2022 J$ 000	2021 J$‘000
	Notes
Net increase/(decrease) in Cash		6,636,962	(41,022,533)
Cash at Beginning of Period		73,613,988	111,160,908
Add adjustment to opening Balance April 1		3,157,974	3,475,613

Net Ending Cash Balance March 31, 2022	6	83,408,924	73,613,988

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$‘000	$‘000
Bauxite Production Levy Received		66,599,853
Less: Refund/Remissions		(630,615)

Net Receipts			65,969,238
Add: Retained Earnings			2,850,275

			68,819,513
Less:
(a) Transfers to Consolidated Fund to date		53,606,653
(b) Grants		11,253,951
(c) Net Levy Written off		153,315

			65,013,919

Value of Fund at 31st March, 2022	7		3,805,594

Value of Fund at 31st March, 2021			1,677,073

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022	2021
	Notes	$‘000	$‘000
Opening Balance		4,004,189	4,504,189
Increase in Contingencies Fund		400,000	0
Interest Earned		41,222	0
Transfer to Miscellaneous Revenue		(27,752)	0
Disbursement of advances from the Contingencies Fund		0	(4,800,000)
Recoveries of advances to Contingencies Fund		500,000	4,300,000

Balance at Year End	8	4,917,659	4,004,189

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX – Local (Internal) Debt

As at March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022	2021
Local Debt	Notes	$‘000	$‘000
I Perpetual Annuities		155	155

II Market Loans:
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		741,076,082	731,596,618
CPI-Indexed Investment Notes		58,713,502	53,328,253

Total Market Loans		810,089,584	795,224,871
Total Local Debt	9.1	810,089,739	795,225,026

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX – Foreign (External) Debt

As at March 31, 2022

(Expressed in Jamaican dollars unless otherwise specified)

		2022	2021
		J$ Equivalent	J$ Equivalent
	Notes	$‘000	$‘000
EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		756,535,657	754,745,331
Total Currency Obligations to Commercial Enterprises		756,535,657	754,745,331
II Foreign Government & Government Agencies
USAID		26,814	28,555
US Department of Agriculture		339,241	761,774
China		88,217,701	80,347,105
Federal Republic of Germany		1,145,448	1,301,052
Japan		317,079	405,696
Netherlands Investment Bank		69,924	79,888
Kingdom of Belgium		334,394	392,972
Kuwait		0	60,611
Venezuela		15,609,852	16,047,748

Total Foreign Government & Government Agencies		106,060,453	99,425,401
III International & Multilateral Institutions:
Inter -American Development Bank		253,928,711	238,210,056
Caribbean Development Bank		26,017,171	28,002,023
Int’l Bank for Reconstruction & Development		162,131,403	152,771,542

Statement IX – Foreign (External) Debt (Cont’d)

		2022	2021
		J$ Equivalent	J$ Equivalent
	Notes	$‘000	$‘000
OPEC Fund for Int’l Development		1,575,824	1,806,315
European Economic Community Commission		3,156,805	3,447,424
European Investment Bank		14,043	27,907
NORDIC Development Fund		647,735	680,056
International Monetary Fund		36,247,729	16,156,678

Total International & Multilateral Institutions		483,719,421	441,102,001
Total Foreign Debt	9.2	1,346,315,531	1,295,272,733
Total Local Debt		810,089,739	795,225,026

TOTAL LOCAL & FOREIGN DEBT		2,156,405,270	2,090,497,759

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $38.670 billion; United States Dollar Consolidated Fund Bank Account (US$238.992 million @ J$ 146.21500) $34.944 billion, aggregate of $73.614 billion as of April 1, 2021.

1.2 The Consolidated Fund - Closing

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $60.365 billion; US$ Consolidated Fund Bank Account (US$149.512 million @ J$154.1286) $23.044 billion, aggregate of $83.409 billion as of March 31, 2022.

1.3 Refunds from the Consolidated Fund Account

Treasury Deposit Advances recovered in the amount of $97.062 million from warrants were erroneously transferred to the Consolidated Fund Accounts. Upon the requisite approvals, the amount was subsequently refunded to the Treasury Deposit Account.

2. Statement of Financing

This Statement shows receipts and payments from the Consolidated Fund for the period and how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a surplus of $6.726 billion for the year in comparison to a deficit of $40.787 billion for 2021.

3. Statement of Receipts of the Consolidated Fund Compared with Estimates

This Statement includes Revenue Estimates and Actual Receipts, as well as, comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are not required to be transferred to the Consolidated Fund.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category amounts to $92.633 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and Loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue and Grants

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank Account. Benchmark notes amount to $53.653 billion for the financial year (2021: $143.789 billion).

3.6 Surrendered Balances

These receipts represent unexpended warrant cash balances returned to the Consolidated Fund Principal Bank Account.

4 Statement of Expenditure of the Consolidated Fund Compared with Estimates

This statement details issues from the Consolidated Fund Principal Bank Account. Total Issues from the Consolidated Fund for the year was $885.928 billion (2021: $837.003 billion) compared with total Estimates of $893.048 billion. (2021: $850.329 billion)

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to certain statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

Public Debt Servicing (Amortization) for the financial year includes Treasury Bills redeemed of $20.854 billion.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $50.831 billion (2021: $50.276 billion) was issued for Voted Capital Expenditure.

4.4 Treasury Bills

Treasury Bills redeemed for the reporting period were $20.854 billion (2021: $22.240 billion) whilst $22.142 billion (2021: 22.304 billion) were issued resulting in a net receipt to the Consolidated Fund of $1.288 billion (2021: $0.064 billion). Treasury Bills redeemed are included in Public Debt Servicing (Amortization).

Notes to the Financial Statements (Cont’d)

5. Statement of Consolidated Fund Balances

This Statement summarises the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

6. Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing, and financing activities.

7. Capital Development Fund

The Capital Development Fund is funded by the Bauxite Levy from which transfers are made to the Consolidated Fund Principal Bank Account.

8. Contingencies Fund

The Contingencies Fund is established pursuant to Section 118 of the Constitution and is further guided by Section 13 of the FAA Act. The balance of the Contingencies Fund as at March 31, 2022 was $4.918 billion (2021: $4.004 billion). There was an approved increase of $0.400 billion to the Contingencies Fund for the reporting period.

9. Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding local and foreign debt as at March 31, 2022.

Notes to the Financial Statements (Cont’d)

NOTE 9.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2022

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS
(a) TREASURY BILLS
Treasury Bills Issue - 4.17% Due -Apr-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 2.57% Due -April-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 3.59% Due -May-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 3.92% Due -May-202	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.31% Due -May-2022	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 6.12% Due -June-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 4.33% Due -June-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 4.34% Due -July-2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 3.69% Due -July-2022	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 4.12% Due -August- 2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 3.39% Due -August-2022	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 6.37% Due -September -2022	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 4.62% Due -October-2022	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 4.47% Due -November - 2022	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes
GOJ FIXED RATE 8.75% BENCHMARK INVESTMENT NOTES - Due 2022	JAM	4,000,000,000.00	4,000,000,000.00
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	65,791,000.00	65,791,000.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 11.00% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	23,704,500,427.00	23,704,500,427.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24B”	JAM	4,946,293,367.00	4,946,293,367.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24C”	JAM	8,700,929,000.00	8,700,929,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	127,161,395,815.23	127,161,395,815.23
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	49,715,800,900.00	49,715,800,900.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	29,963,057,000.00	29,963,057,000.00
GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	12,109,279,000.00	12,109,279,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	46,559,058,800.00	46,559,058,800.00
GOJ FIXED RATE 5.50% BENCHMARK INVESTMENT NOTES - Due 2023	JAM	47,569,851,500	47,569,851,500
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	48,048,736,000.00	48,048,736,000.00
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000	20,836,667,000
GOJ FIXED RATE 4.25% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	5,023,534,000.00	5,023,534,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	54,707,288,500.00	54,707,288,500.00
GOJ FIXED RATE 4.50% BENCHMARK INVESTMENT NOTES - Due 2025	JAM	21,000,000,000.00	21,000,000,000.00
GOJ FIXED RATE 8.50% BENCHMARK INVESTMENT NOTES - Due 2061	JAM	5,800,000,000.00	5,800,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2022	JAM	2,048,500.00	2,048,500.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - Due 2023	JAM	42,888,333,415.00	42,888,333,415.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2025	JAM	91,922,865,518.00	91,922,865,518.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00

SUB-TOTAL (b) Jamaica Dollar Benchmark Investment Notes	JAM		741,076,082,346.23

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes
CPI -INDEXED INVESTMENT NOTES - Due 2025	JAM	7,626,184,886.00	12,200,868,036.66
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	31,192,111,724.12
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	15,320,522,515.73

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		58,713,502,276.51

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		810,089,584,622.74

TOTAL INTERNAL DEBT	JAM		810,089,739,455.43

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 9.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2021

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES
1) BOND HOLDERS
US$250M 9.25% NOTES DUE 2025	US	80,125,000.00	12,321,630,512.50
US$250M 8.5% BOND 2036	US	199,430,000.00	30,668,365,343.00
US$500M 8 % BOND 2039	US	1,117,678,000.00	171,876,634,607.80
US$800M 7.625% Bond due 2025	US	361,606,000.00	55,607,806,840.60
US$1,350M 6.75% Bond due 2028	US	1,359,455,000.00	209,057,125,845.50
US$650M 7.975% BOND DUE 2045	US	1,801,300,000.00	277,004,094,130.00

TOTAL - BOND HOLDERS			756,535,657,279.40

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	174,363.80	26,813,682.60

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			26,813,682.60

2. UNITED STATES DEPARTMENT OF AGRICULTURE
93 JMI GOJ/CCC PL480 AGREEMENT20.76M -1992 DELIVERIES	US	830,366.50	127,693,843.41
04 JMA PL 480 RESCHEDULED	US	1,375,649.10	211,547,456.16

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - UNITED STATES DEPT. OF AGRICULTURE			339,241,299.57

b) CHINA
1. EXIM BANK OF CHINA
JAMAICA CRICKET STADIUM PROJECT	CNY	54,875,951.30	1,331,248,324.06
MONTEGO BAY CONVENTION CENTER	CNY	135,483,871.00	3,286,734,387.88
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	18,592,000.00	2,859,079,619.20
JAMAICA ECONOMIC HOUSING PROJECT	CNY	266,898,283.20	6,474,746,838.75
JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	119,000,000	18,299,831,900.00
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	204,815,150.40	31,496,494,310.03
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	155,965,422.80	23,984,381,390.33

TOTAL EXIM BANK OF CHINA			87,732,516,770.24

2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN
AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERTION 20.0M YUAN	CNY	20,000,000.00	485,184,600.00

TOTAL PEOPLE’S REPUBLIC OF CHINA			485,184,600.00

TOTAL CHINA			88,217,701,370.24

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	2,516,321.30	435,175,373.58
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	2,533,266.00	438,105,808.63
93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,573,756.30	272,167,145.65

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			1,145,448,327.86

JAPAN
2. JAPAN INTERNATIONAL CO-OPERATION AGENCY
ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	2,061,899.50	317,079,111.30
TOTAL-JAPAN INTERNATIONAL CO-OPERATION AGENCY

TOTAL - JAPAN			317,079,111.30

NETHERLAND INVESTMENT BANK
1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	294,460.50	50,924,322.78
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	109,859.60	18,999,240.07

TOTAL - NETHERLAND INVESTMENT BANK			69,923,562.85

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
BELGIUM
GOVT. OF THE KINGDOM OF BELGIUM
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	1,933,569.50	334,393,636.26

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			334,393,636.26

VENEZUELA
MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	1,158,117.60	178,095,440.34
PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	254,245.50	39,097,898.41
VENEZUELA ENERGY AGREEMENT	US	100,095,259.09	15,392,658,952.39

TOTAL VENEZUELA			15,609,852,291.14

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			106,060,453,281.82

III INTERNATIONAL & MULTILATERAL INSTITUTIONS
INTER-AMERICAN DEVELOPMENT BANK
812/SF-JA LAND TITLING PROJECT	US	98,456.40	15,140,635.04
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	244,136.91	37,543,398.43
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	196,528.29	30,222,140.09
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	451,519.12	69,434,655.43
1197/OC-JA PARISH INFRASTRUCTURE	US	1,461,919.61	224,814,143.82
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	5,993,245.40	921,641,876.94
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	3,691,489.09	567,677,561.41
1344/OC-CITIZEN, SECURITY & JUSTICE	US	3,199,220.80	491,976,494.55
1360/OC-JA-RURAL WATER		1,893,873.52	291,240,059.29
1419/OC-JA EMERGENCY RECONSTRUCTION	US	4,099,274.08	630,386,777.95
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	2,871,027.79	441,506,940.65
1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	6,372,240.41	979,923,767.47
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	2,955,859.14	454,552,314.14

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	5,499,879.40	845,772,004.12
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	13,000,000.00	1,999,141,300
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	US	30,250,997.63	4,652,001,440.64
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	5,793,550.25	890,932,736.80
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	28,000,000.00	4,305,842,800.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	14,000,000.00	2,152,921,400.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	6,971,579.74	1,072,090,229.58
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	12,999,999.93	1,999,141,289.24
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	6,354,967.54	977,267,543.80
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	32,000,000.00	4,920,963,200.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	32,000,000.00	4,920,963,200.00
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	26,666,666.62	4,100,802,659.49
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	16,000,000.00	2,460,481,600.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	6,437,562.03	989,968,932.73
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	113,333,333.29	17,428,411,326.67
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	US	10,748,694.07	1,652,935,248.95
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	US	119,999,999.96	18,453,611,993.85
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	US	29,999,999.96	4,613,402,993.85
2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	US	48,000,000	7,381,444,800.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	US	2,873,979.14	441,960,799.55
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	US	36,125,597.36	5,555,397,974.58
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	US	24,003,234.03	3,691,219,729.46
3121/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE)	US	7,313,513.80	1,124,672,883.52
3122/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE) CHINA CO-FINANCING	US	4,468,884.34	717,981,500.69
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	US	48,000,000.00	7,381,444,800.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	US	64,000,000.00	9,841,926,400.00
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	US	18,028,282.60	2,772,391,101.06
3381/SX-JAADAPT PRG &FIN MECH FOR THE PILOT PRG FOR PPCR JAM	US	8,701,100.00	1,338,978,708.71
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	US	117,000,000.00	17,992,271,700.00
3560/OC-JA - EDUCATION SECTOR REFORM III	US	23,333,333.34	3,588,202,334.36

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	US	23,788,685.99	3,658,226,510.41
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	JMD	3,320,956,562.50	3,320,956,562.50
3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	US	96,666,666.67	14,865,409,667.18
3880/OC-JA-FISCAL STRUCTURALPROGRAMME FOR ECONOMIC GROWTH III	US	6,373,087,500.00	6,373,087,500.00
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	US	3,838,432.00	590,274,456.80
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	US	12,944,822.78	1,990,656,141.59
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	US	110,000,000.00	16,915,811,000.00
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	US	27,309,546.20	4,199,664,745.59
4400/OC-JA - SECURITY STRENGTHENING PROJECT	US	7,243,056.20	1,113,837,875.99
4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS)FOR ECONOMIC GROWTH	US	24,205,270.33	3,722,288,891.87
4645/OC-JA SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	US	4,236,820.00	651,538,603.28
4668/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON- COMMUNICABLE DISEASES PROGRAMME	US	7,004,862.81	1,077,208,503.41
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEM	US	7,412,347,500.00	7,412,347,500.00
4860-JM – BOOSTING INNOVATION, GROWTH, AND ENTREPRENEURSHIP ECOSYSTEM PROGRAMME	US	2,062,575.59	317,183,080.49
5110/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING	US	100,000,000.00	15,378,010,000.00
5236/OC-JA- STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH	US	75,000,000.00	11,533,507,500.00
5499/OC-JA-STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID -19 IN JAMAICA II (POLICY BASED LOAN)	US	100,000,000.00	15,378,010,000.00

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			253,928,710,743.31

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
CARIBBEAN DEVELOPMENT BANK
06/SFR JAM1 - WISCO JAMAICA	EURO-US EQUIV	34,327.11	5,936,568.16
08/SFR-JAM - RURAL ELECTRIFICATION	US	934,494.48	143,706,654.58
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	US	3,372,253.53	518,585,485.07
13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	US	3,259,526.57	501,250,321.89
14/SFR-OR-JAM - 001 IRRIGATION DEV.PROJ	US	401,252.31	61,704,620.36
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE	US	1,483,280.62	228,099,042.07
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE ADDITIONAL LOAN	US	498,487.59	76,657,471.44
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	US	7,132,986.76	1,096,911,417.25
17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	US	5,177,085.10	796,132,664.39
17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	US	3,577,886.68	550,207,771.44
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	9,860,492.15	1,516,347,468.88
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	US	8,536,774.91	1,312,786,99.34
19/SFR-OR-JAM - POLICY BASED LOAN	US	49,500,000.00	7,612,114,950.00
20/SFR-JM AGRICULTURAL SUPPORT	US	6,852,000.00	1,049,549,182.50
20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	19,582,280.63	3,011,365,073.51
23/SFR-OR JAM FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	US	29,937,500.00	4,603,791,743.75
28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	19,066,346.90	2,932,024,732.92

TOTAL - CARIBBEAN DEVELOPMENT BANK			26,017,171,267.54

INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
4819-JM INNER CITY PROJECT	US	2,455,987.63	377,682,023.34
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	2,520,885.03	387,661,952.00
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	9,911,026.16	1,524,118,593.99
7555-JM SOCIAL PROTECTION PROJECT	US	26,450,408.22	4,067,546,421.11
7556-JM SECOND HIV/AIDS PROJECT	US	6,386,349.92	982,093,529.33
7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	66,000,000.00	10,149,486,600.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	10,751,988.60	1,653,441,882.11
7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	146,960,000.00	22,599,526,496.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	13,145,409.38	2,021,502,369.00

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	11,271,150.20	1,733,278,604.87
8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	78,000,000.00	11,994,847,800.00
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	US	118,924,000.00	18,288,144,612.40
8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	US	36,591,999.92	5,627,121,406.90
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	US	10,556,106.35	1,623,319,090.11
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	US	37,542,795.56	5,773,334,855.5
8405-JM JAMAICA YOUT EMPLOYMENT IN DIGITAL AND AMINATION INDUSTRIES	US	10,723,584.25	1,649,073,858.32
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	US	32,010,119.60	4,922,519,393.10
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	US	40,185,496.57	6,179,725,529.02
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	US	73,005,000.00	11,226,716,200.50
8759-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	US	70,000,000.00	10,764,607,000.00
8581-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	US	20,876,772.02	3,210,432,088.91
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	US	7,810,313.59	1,201,070,804.90
9017- JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE		2,002,417.05	307,931,894.19
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	US	70,000,000.00	10,764,607,000.00
9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	US	150,000,000.00	23,067,015,000.00
9203-JM ADDITIONAL FINANCING FOR THE FOUNDATION FOR COMPETITIVENESS AND GROWTH PROJECT	US	225,000.00	34,600,522.50

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			162,131,402,528.11

OPEC FUND FOR INT’L DEVELOPMENT
906-P RURAL ROAD REHABILITATION	US	166,860	25,659,747.49
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	1,000,160.00	153,804,704.82
1152-P RURAL ROAD REHABILITATION PHASE 2	US	433,656.95	66,687,809.14
1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	8,646,577.56	1,329,671,561.83

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,575,823,823.27

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0163 RURAL ELECTRIFICATION	EURO	239,250.65	41,376,270.59
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	419,829.77	72,605,822.24
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	2,482,870.00	429,390,268.96
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	506,766.30	87,640,721.36
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	11,254,770.30	1,946,412,355.93
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	2,661,228.91	460,235,855.05
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	688,928.50	119,144,052.61

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			3,156,805,346.73

EUROPEAN INVESTMENT BANK
LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	81,200	14,042,817.32

TOTAL - EUROPEAN INVESTMENT BANK			14,042,817.32

NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	880,000.00	187,499,224.00
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	920,050.50	196,032,675.90
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,240,000.00	264,203,452.00

TOTAL - NORDIC DEVELOPMENT FUND			647,735,351.90

INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA	XDR	52,791,671,37	11,248,178,881.29

BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RFI	XDR	117,331,709.00	24,999,550,441.02

TOTAL - INTERNATIONAL MONETARY FUND			36,247,729,322.31

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			483,719,421,200.49

TOTAL EXTERNAL DEBT			1,346,315,531,761.70

Source: Debt Management Branch, Ministry of Finance and the Public Service